Exhibit 23.1

[Letterhead of Ernst & Young LLP]

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Experts” in the Prospectus and Registration Statement [Form F-3] of Telesystem International Wireless Inc. and Telesystem International Wireless Corporation N.V. for the registration of up to $11,775,103 14% Senior Guaranteed Notes issued by Telesystem International Wireless Inc. due December 30, 2003 Guaranteed by Telesystem International Wireless Corporation N.V. and to the incorporation by reference therein of our report dated March 5, 2002 [except for note 18 which is as of March 13, 2002] and Comments by Auditors for U.S. Readers on Canada — U.S. Reporting Difference dated March 13, 2002, with respect to the consolidated financial statements of Telesystem International Wireless Inc. and of our report dated March 5, 2002 [except for note 18 which is as of March 13, 2002], with respect to the condensed financial statements of Telesystem International Wireless Inc. included in its Annual Report [Form 20-F] for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

Montreal, Canada	/s/ Ernst & Young LLP
January 23, 2003.	Chartered Accountants

[Letterhead of Ernst & Young LLP]

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Experts” in the Prospectus and Registration Statement [Form F-3] of Telesystem International Wireless Inc. and Telesystem International Wireless Corporation N.V. for the registration of up to $11,775,103 14% Senior Guaranteed Notes issued by Telesystem International Wireless Inc. due December 30, 2003 Guaranteed by Telesystem International Wireless Corporation N.V. and to the incorporation by reference therein of our report dated March 4, 2002, with respect to the consolidated financial statements of ClearWave N.V. and of our report dated March 4, 2002, with respect to the condensed financial statements of ClearWave N.V. included in its Annual Report [Form 20-F] for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

Montreal, Canada	/s/ Ernst & Young LLP
January 23, 2003.	Chartered Accountants